Exhibit 99.1
FOR IMMEDIATE RELEASE



ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES THIRD QUARTER 2005 RESULTS

MORRISTOWN, N.J. - FEBRUARY 10, 2005 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) today reported revenues of $2,739,000, an EBITDA1 loss of $249,000 and a net loss of $1,319,000 or $0.13 per diluted share, for its third fiscal quarter ended December 31, 2004.

THIRD FISCAL QUARTER HIGHLIGHTS

o Quarterly revenues increased by 34%, to $2,739,000 from $2,043,000 in the comparable year ago period. Revenues for the nine months ended December 31, 2004 increased by 46%, to $7,135,000, from $4,872,000 in the comparable year ago period.

o Media services revenues increased 104 percent, from $637,000 to $1,300,000 for the quarter and 292 percent, from $637,000 to $2,496,000, for the nine months.

o Quarterly net loss available to common stockholders was $1,319,000 compared to a loss of $1,737,000 in the comparable year ago period. Net loss available to common stockholders for the nine months ended December 31, 2004 was $3,988,000 compared to a loss of $4,143,000 in the comparable year ago period.

o EBITDA for the three and nine month period ended December 31, 2004 was a loss of $249,000, and $1,137,000, after $92,000 and $220,000 of software amortization respectively, compared to EBITDA of $270,000 and $178,000 in the comparable year ago periods.

o Adjusted EBITDA, which also excludes non-cash stock based compensation and non-recurring items, for the three and nine month period ended December 31, 2004 was a loss of $249,000 and $634,000, respectively, after a non-recurring charge of $499,000 during the nine months, compared to an Adjusted EBITDA of $270,000 and $188,000 respectively, recorded in the comparable year ago periods.

o Loss from operations in the December 2004 quarter increased to $1,236,000, from a loss of $449,000 reported in the December 2003 quarter. Loss from



--------
1 EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, amortization of software development costs, and other income/(expense), net. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, amortization of software development costs, other income/(expense), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.


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

     operations for the nine months ended December 2004, increased to $3,814,000, from a loss of $1,780,000 reported in December 2003. The increase is primarily due to higher selling, general and administrative expenses, additional headcount and office expenses at our corporate division and Hollywood Software (acquired in November 2003) division, as well as due to recently acquired entities including the Managed Services Division (formerly Core Technology Services) and FiberSat Global Services. The increase also results from higher depreciation and amortization, amortization of software development costs, research and development, plus a provision for doubtful accounts of $499,000 in September 2004 in connection with the bankruptcy of a datacenter customer.


Bud Mayo, Chief Executive Officer of ACCESSIT, stated, "In addition to making significant improvements in revenue, we continue to invest in personnel, new product development, and infrastructure within our media services business, bolstering our growing role as the leading provider of technology solutions for the digital cinema industry. We look forward to continued revenue growth in our various divisions and the added benefit accruing from our forthcoming Pavilion acquisition."

CONFERENCE CALL NOTIFICATION

ACCESSIT will host a conference call to discuss its financial results at 10:00 a.m. EDT on Thursday, February 10, 2005. The conference can be accessed by dialing 617.786.4511, passcode 56685911 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT'S Web site, WWW.ACCESSITX.COM. A replay of the call will be available at 617-801-6888, passcode 54948406 through Thursday, February 17, 2005.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an early mover in offering a fully managed storage and delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, which offer a wide variety of managed services, ACCESSIT is able to leverage the market-leading role of its Hollywood Software subsidiary with the innovative digital delivery capabilities of its Digital Media unit to provide the highest level of technology available to service the emerging digital cinema industry. For more information, visit our website at WWW.ACCESSITX.COM.

SAFE HARBOR STATEMENT

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with ACCESSIT 's filings with the Securities and Exchange Commission, including ACCESSIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might", "believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                      # # #


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Contact:

Suzanne Tregenza                                  Michael Glickman
ACCESSIT                                          The Dilenschneider Group
55 Madison Avenue                                 212.922.0900
Suite 300

Morristown, NJ  07960

973.290.0080

www.accessitx.com
-----------------


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


                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except for share and per share data)
                                   (unaudited)

                                                                                      THREE MONTHS ENDED
                                                                                         DECEMBER 31,

                                                                                      2003             2004
                                                                                      ----             ----
Revenues:

 Media services..........................................................             $637           $1,300
 Data center services....................................................            1,406            1,439
                                                                                     -----            -----
               Total revenues............................................            2,043            2,739

Costs of revenues (exclusive of depreciation and amortization shown below):
 Media services, including amortization of software development costs
    of $43 and $92 for 2003 and 2004.....................................               57              570
 Data center services....................................................              837            1,062
                                                                                       ---            -----
                Total costs of revenues..................................              894            1,632

          Gross profit...................................................            1,149            1,107

Operating expenses:

Selling, general and administrative......................................              872            1,303
Provision for doubtful accounts..........................................               42               23
Research and development.................................................                8              122
Depreciation and amortization............................................              676              895
                                                                                       ---              ---
               Total operating expenses..................................            1,598            2,343
                                                                                     -----            -----

Loss from operations.....................................................            (449)           (1,236)

Interest expense.........................................................            (143)              (90)
Non-cash interest expense................................................            (111)              (43)
Other income (expense), net..............................................                4              (27)
                                                                                         -              ----

Net loss before income taxes.............................................            (699)           (1,396)

Income tax benefit.......................................................              127               77
                                                                                       ---               --

Net loss.................................................................            (572)           (1,319)

Accretion related to redeemable convertible preferred stock..............          (1,125)                --
Accretion of preferred dividends.........................................             (40)                --
                                                                                      ----                --

Net loss available to common stockholders................................         $(1,737)          $(1,319)
                                                                                  ========          ========
Net loss available to common stockholders per common share:
    Basic and diluted....................................................          $(0.30)           $(0.13)
                                                                                   =======           =======
Weighted average number of common shares outstanding:
     Basic and diluted...................................................        5,725,153        10,041,879
                                                                                 =========        ==========


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


                      Access Integrated Technologies, Inc.
                     EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (unaudited)

                                                                                       THREE MONTHS ENDED
                                                                                 DECEMBER 31,   DECEMBER 31,
                                                                                   2003            2004
                                                                                   ----            ----

Net loss.................................................................        $ (572)       $ (1,319)
ADD BACK:

   Amortization of software development costs............................             43              92
   Depreciation and amortization.........................................            676             895
   Interest expense......................................................              3              90
   Non-cash interest expense.............................................              1              43
   Income tax benefit....................................................          (127)             (77)
   Other (income) expense, net...........................................            (4)              27
                                                                                      --              --
EBITDA (as defined)......................................................            270         $  (249)
                                                                                --------         --------

Adjusted EBITDA (as defined).............................................            270            (249)
                                                                                --------         -------



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


                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except for share and per share data)
                                   (unaudited)

                                                                                      NINE MONTHS ENDED
                                                                                         DECEMBER 31,
                                                                                      2003             2004
                                                                                      ----             ----
Revenues:

  Media services...........................................................       $    637          $2,496
  Data center services.....................................................          4,235           4,639
                                                                                     -----           -----
                   Total revenues..........................................          4,872           7,135

Costs of revenues (exclusive of depreciation and amortization shown below):
  Media services, including amortization of software development costs
     of $43 and $220 for 2003 and 2004.....................................             57             912
  Data center services.....................................................          2,586           3,102
                                                                                     -----           -----
                   Total costs of revenues.................................          2,643           4,014
Gross profit...............................................................          2,229           3,121

Operating expenses:

Selling, general and administrative (excludes non-cash stock-based
compensation of $10 in 2003 and $4 in 2004)................................          2,021           3,588
Provision for doubtful accounts............................................             55             598
Research and development...................................................              8             288
Non-cash stock-based compensation..........................................             10               4
Depreciation and amortization..............................................          1,915           2,457
                                                                                     -----           -----
                   Total operating expenses................................          4,009           6,935
                                                                                     -----           -----
Loss from operations.......................................................        (1,780)         (3,814)

Interest expense...........................................................          (389)           (279)
Non-cash interest expense..................................................          (302)           (155)
Other income, net..........................................................             11              17
Net loss before income taxes and minority interest in subsidiary...........        (2,460)         (4,231)
Income tax benefit.........................................................            127             233
                                                                                                       ---
Net loss before minority interest in subsidiary............................        (2,333)         (3,998)
Minority interest in subsidiary............................................             --              10
                                                                                        --              --
Net loss...................................................................        (2,333)         (3,988)

Accretion related to redeemable convertible preferred stock................        (1,590)               -
Accretion of preferred dividends...........................................          (220)               -
                                                                                     -----               -
Net loss available to common stockholders..................................       $(4,143)      $  (3,988)
                                                                                  --------      ----------
Net loss available to common stockholders per common share:
     Basic and diluted.....................................................        $(1.05)         $(0.42)
                                                                                   =======         =======
Weighted average number of common shares outstanding:
     Basic and diluted.....................................................      3,954,827       9,432,380
                                                                                 =========       =========



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


                      Access Integrated Technologies, Inc.
                     EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (unaudited)

                                                                                      NINE MONTHS ENDED
                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                    2003            2004
                                                                                    ----            ----

Net loss                                                                        $  (2,333)    $    (3,988)
ADD BACK:

   Amortization of software development costs...................................        43             220
   Depreciation and amortization................................................     1,915           2,457
   Interest expense ............................................................       389             279
   Non-cash interest expense....................................................       302             155
   Income tax benefit...........................................................     (127)           (233)
   Minority interest............................................................        --            (10)
   Other income, net............................................................      (11)            (17)
                                                                                 ---------           -----
EBITDA (as defined).............................................................  $    178    $    (1,137)
                                                                                  --------    ------------

ADD BACK:

   Non-cash stock-based compensation............................................        10               4
   Provision for customer related unbilled revenue..............................        --             499
                                                                                        --            ----
Adjusted EBITDA (as defined)....................................................   $   188      $    (634)
                                                                                   -------      ----------



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

                      Access Integrated Technologies, Inc.
                           Consolidated Balance Sheets
                  (In thousands, except share data)(unaudited)

                                                                                   March 31,           December 31,
                                                                                     2004                  2004
                                                                                     ----                  ----
Assets
   Current assets

    Cash and cash equivalents                                                    $     2,330        $      1,515
    Accounts receivable, net                                                             509               1,251
    Prepaid and other current assets                                                     296                 439
    Unbilled revenue                                                                       8                 291
                                                                             ---------------     ---------------
          Total current assets                                                         3,143               3,496

Property and equipment, net                                                            5,865               8,276
Intangible assets, net                                                                 4,200               3,695
Capitalized software costs, net                                                        1,430               1,558
Goodwill                                                                               5,378               5,478
Deferred costs                                                                            91                 331
Unbilled revenue, net of current portion                                                 596                  76
Security deposits                                                                        472                 341
                                                                               -------------      --------------
          Total assets                                                            $   21,175         $    23,251
                                                                                  ==========         ===========

Liabilities, redeemable stock and stockholders' equity
   Current liabilities

    Accounts payable and accrued expenses                                        $     1,371       $         921
    Current portion of notes payable                                                     650               1.009
    Current portion of customer security deposits                                         38                 118
    Current portion of capital leases                                                    115                 494
    Current portion of deferred revenue                                                  755                 688
    Current portion of deferred rent expense                                               2                  42
                                                                              --------------     ---------------
    Total current liabilities                                                          2,931               3,272
                                                                                 -----------       -------------

    Notes payable, net of current portion                                              5,589               4,937
    Customer security deposits, net of current portion                                   117                 156
    Deferred revenue, net of current portion                                             271                 236
    Capital leases, net of current portion                                                35                  21
    Deferred rent expense                                                                884                 951
    Minority interest in subsidiary                                                       10                  --
    Deferred tax liability                                                             1,520               1,287
                                                                                  ----------        ------------
          Total liabilities                                                           11,357              10,860
                                                                                   ---------         -----------

Commitments and contingencies

Redeemable Class A common stock, issued and outstanding,
53,534 shares                                                                            238                 247

Stockholders' equity
    Class A common stock, $0.001 par value per share; 40,000,000 shares authorized; shares issued 9,353,328 and shares outstanding, 9,344,224 at
      December 31, 2004 and
      shares issued and outstanding at March 31, 2004 - 7,281,730 shares                   7                  10

    Class B common stock, $0.001 par value per share; 15,000,000
       shares authorized; shares issued and outstanding, 1,005,811                         1                   1
       Treasury Stock, at cost; 9,140 shares                                              --                 (32)
    Additional paid-in capital                                                        24,271              30,853
    Accumulated deficit                                                             (14,699)             (18,688)
                                                                                ------------          -----------
          Total stockholders' equity                                                   9,580              12,144
                                                                                -------------          ----------

          Total liabilities, redeemable stock and stockholders' equity           $    21,175          $   23,251
                                                                                 ===========          ==========


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